EXHIBIT 99.1
                                                                    ------------



PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Jeffrey D. Saferstein (JS/5339)
Erica Weinberger (EW/1411)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone:  (212) 373-3000
Attorneys for Debtor in Possession

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------------x
                                                :     Chapter 11
In re:                                          :     Case No. 02-16212 (ALG)
                                                :
ACTRADE FINANCIAL TECHNOLOGIES LTD.             :
                                                :
                              Debtor.           :
                                                :
------------------------------------------------x





                         MONTHLY OPERATING STATEMENT FOR
               THE PERIOD SEPTEMBER 1, 2003 TO SEPTEMBER 30, 2003
               --------------------------------------------------

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


                                              CHAPTER 11 CASE NO. 02-16212 (ALG)


                       Actrade Financial Technologies Ltd.
--------------------------------------------------------------------------------
                                     DEBTOR


                         Monthly Operating Statement For
               The Period September 1, 2003 to September 30, 2003


DEBTOR'S ADDRESS:
-----------------
Actrade Financial Technologies Ltd.
7 Penn Plaza, Suite 422
New York, NY 10001

                                              Monthly Disbursements:  $  NONE
                                                                      -------


DEBTOR'S ATTORNEY:
------------------
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                              Monthly After Tax Loss: $ (7,000)
                                                                      --------


         The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

         The undersigned also verifies that, to the best of his knowledge, workers compensation and short-term disability insurance policies, have been paid currently.



DATE:  October 15, 2003                 By:  /s/ John Fioretti
                                             -----------------
                                             John Fioretti
                                             Chief Restructering Officer
                                             Actrade Financial Technologies Ltd.


Indicate if this is an amended statement by checking here

                                                Amended Statement   |_|

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)



ASSETS

CURRENT ASSETS:
     Cash                                                              $      1
     Other current assets                                                    33
                                                                       --------
         Total Current Assets                                                34

DUE FROM SUBSIDIARIES, NET                                               18,420

INVESTMENTS IN SUBSIDIARIES                                                 320
                                                                       --------

TOTAL ASSETS                                                           $ 18,774
                                                                       ========

LIABILITIES AND STOCKHOLDERS' EQUITY
     Accrued expenses                                                  $    788
                                                                       --------

         Total Current Liabilities                                          788
Liabilities Subject to Compromise:
     Accrued expenses                                                       303
                                                                       --------
TOTAL LIABILITIES                                                         1,091
                                                                       --------

STOCKHOLDERS' EQUITY

     Common stock, $0.0001 par value; authorized 100,000,000
       shares, issued and outstanding 11,849,490 shares at
       September 30, 2003                                                     1

     Additional paid in capital                                          58,102
     Accumulated deficit                                                 (1,217)

     Treasury stock at cost;  1,336,678 shares at
       September 30, 2003                                               (39,203)
                                                                       --------

     Total Stockholders' Equity                                          17,683
                                                                       --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $ 18,774
                                                                       ========



                       See Notes to Financial Statemenmts

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


                                                                                                        FOR THE PERIOD
                                                                                                       DECEMBER 13, 2002
                                                                         MONTH ENDED                        THROUGH
                                                                      SEPTEMBER 30, 2003              SEPTEMBER 30, 2003
                                                                      ------------------              ------------------
Revenue                                                                      $   --                          $  --

Operating Expenses:
     General and administrative expenses                                          7                             40
                                                                             ------                          -----

Total Operating Expenses                                                          7                             40
                                                                             ------                          -----

Loss before reorganization items and income tax benefit                          (7)                           (40)

Reorganization items:
             Interest earned on accumulated cash resulting from
                Chapter 11 proceeding                                            --                             --
                                                                             ------                          -----


Net loss                                                                     $   (7)                         $ (40)
                                                                             ======                          =====



                       See Notes to Financial Statemenmts

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                                               FOR THE PERIOD
                                                                                                              DECEMBER 13, 2002
                                                                                    MONTH ENDED                    THROUGH
                                                                                 SEPTEMBER 30, 2003          SEPTEMBER 30, 2003
                                                                                 ------------------          ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  NET LOSS                                                                            $    (7)                    $   (41)

CHANGES IN OPERATING ASSETS AND LIABILITIES:
      DUE FROM SUBSIDIARIES                                                               520                        (478)
     ACCRUED EXPENSES                                                                    (512)                        281
                                                                                       ------                     -------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS             1                        (238)
                                                                                       ------                     -------

OPERATING CASH FLOW FROM REORGANIZATION ITEMS -
   BANKRUPTCY RELATED PROFESSIONAL FEES PAID                                               --                          --
                                                                                       ------                     -------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                         1                        (238)
                                                                                       ------                     -------

NET INCREASE (DECREASE) IN CASH DURING THE PERIOD                                           1                        (238)
                                                                                       ------                     -------

CASH BALANCE AT BEGINNING OF PERIOD                                                        --                         239
                                                                                       ------                     -------

CASH BALANCE AT END OF PERIOD                                                               1                           1
                                                                                       ======                     =======



                       See Notes to Financial Statemenmts

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 1.    BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Financial Technologies Ltd. (the "Company") have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of the Company are consolidated with all of its wholly owned subsidiaries.

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.

NOTE 3.    PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, the Company filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under Chapter 11, actions to enforce certain claims against the Debtor in existence prior to the filing of the Chapter 11 petition are stayed while the Debtor continues business operations as a debtor-in-possession. These claims are reflected in the September 30, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts.

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 4.    REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.

NOTE 5.    INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of the Company are consolidated with all of its wholly owned subsidiaries. The net intercompany balances that are included on the accompanying financial statements under the caption of Due from Subsidiaries amounted to $18,420 at September 30, 2003.

NOTE 6.    SUPPLEMENTAL FINANCIAL INFORMATION

The Company operates as a holding company. Almost all of its operating expenses including professional fees and other related expenses attributable to the reorganization filings are recognized and paid by its wholly owned subsidiary, Actrade Capital, Inc., also a debtor-in-possession. Since the Company is legally liable for its share of outstanding liabilities, Actrade Capital, Inc. charged back the Company through intercompany accounts for the outstanding liabilities as of September 30, 2003. The Company paid no professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through September 30, 2003.

NOTE 7.    PRESS RELEASE DATED MARCH 26, 2003 ANNOUNCES ADDITIONAL DEVELOPMENTS

The Company's Board of Directors has determined to pursue a sale of the company as a going concern, among other alternatives, to maximize value for all of the Company's creditors and stockholders.

NOTE 8.    PRESS RELEASE DATED JUNE 10, 2003 ANNOUNCES ADDITIONAL DEVELOPMENTS

The Company on June 10, 2003 announced that, effective immediately, the Company and all of its subsidiaries will cease writing any new business and will not issue new Trade Acceptance Drafts. The Company also announced that it will promptly seek to reduce Operating expenses, while focusing primarily on collecting Actrade Capital's outstanding TAD'S receivable, and on the sale process described below.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


The Company also announced that, pursuant to its previously announced plan to seek to maximize value for all of the Company's creditors and stockholders, it is, with the assistance of its financial advisor, Anderson, Weinroth & Partners, LLC, continuing to pursue a sale of the Company. Although the Company is engaged in discussions with potential buyers, there can be no assurance that the Company will consummate a sale transaction.


NOTE 9. FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2003 (REGULATION FD DISCLOSURE)

The Company hired John Fioretti to serve as the Company's Chief Restructuring Officer effective as of August 18, 2003 and he replaced the Company's Chief Executive Officer, Mr. Richard McCormick.


NOTE 10. FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 11, 2003 (OTHER EVENTS REGULATION FD DISCLOSURE)

On September 11, 2003, the Bankruptcy Court entered an order approving the motion of the Company and Actrade Capital under Section 363 of the U.S. Bankruptcy Code to allow the sale of certain of their intellectual property assets, including their patents, patent applications and trademarks to The CIT Group/Commercial Services, Inc. for $200.

NOTE 11. FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 2003 (OTHER EVENTS REGULATION FD DISCLOSURE)

On September 25, 2003, the Company and Actrade Capital, Inc., filed with the Bankruptcy Court a joint chapter 11 plan and related disclosure statement that provides for a distribution of their assets to their creditors and shareholders. No assurance can be given that the chapter 11 plan will be accepted by the creditors or equity holders of the Company and Actrade Capital or approved by the Bankruptcy Court.

                    ACTRADE FINANCIAL TECHNOLOGIES LTD.
                           (DEBTOR-IN-POSSESSION)
                          STATEMENT OF OPERATIONS
                             SEPTEMBER 30, 2003
                           (DOLLARS IN THOUSANDS)


                                                                                                                TOTAL MONTHLY
                                                                                          INTERCOMPANY          DISBURSEMENTS
                                                                  TOTAL MONTHLY           DISBURSEMENTS           EXCLUDING
DEBTOR COMPANY                             CASE NUMBER            DISBURSEMENTS        INCLUDED IN TOTAL         INTERCOMPANY
--------------                             -----------            -------------        -----------------         ------------

Actrade Financial Technlogies Ltd.        02-16212 (ALG)             $    --                 $   --                  $   --
                                                                     -------                 ------                  ------

                                                                     $    --                 $   --                  $   --
                                                                     =======                 ======                  ======